EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

                           Exhibit 99.77Q3

Registrant: American Century Quantitative Equity Funds

File Number: 811-05447

Registrant CIK Number: 0000827060

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15,
72DD, 73A, 74U and 74V.  The complete answers are as follows:

Custodian:                                          Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                              Attachment A

a.Foreign Subcustodians:

Country                                           Foreign Subcustodian

ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank N.A.                        Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  UniCredit Bank Austria AG                       J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         1st Floor, Building No 2505, Road No 2832       Manama
                         Al Seef 428
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                         Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                         Sao Paulo, SP 01451-000
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Banco de Chile                                  Banco de Chile
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                         Calle 12, No. 7-32, Piso 3                      Bogota
                         Bogota
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Zagrebacka Banka d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   Marfin Popular Bank Public Company Ltd.         Marfin Popular Bank Public Company Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598 Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           UniCredit Bank Czech Republic a.s.              Ceskoslovenska obchodni banka,a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       SEB Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         Aleksis Kiven katu 3-5                          Frankfurt
                         FIN-00020 NORDEA Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Deutsche Bank AG                                J.P. Morgan AG
                         Alfred-Herrhausen-Allee 16-24                   Frankfurt
                         D-65760 Eschborn
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         J.P. Morgan AG                                  J.P. Morgan AG
                         Junghofstrasse 14                               Frankfurt
                         60311 Frankfurt am Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Deutsche Bank Zrt.                              ING Bank N.V.
                         Hold utca 27                                    Budapest
                         H-1054 Budapest
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ICELAND*                Nyi Glitnir banki hf.                           Nyi Glitnir banki hf.
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         2nd floor, "Shiv"                               Mumbai
                         Plot No 139-140B
                         Western Express Highway
                         Sahar Road Junction
                         Vile Parle-E
                         Worli Mumbai 400 057
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                Deutsche Bank AG                                Deutsche Bank AG
                         Deutsche Bank Building                          Jakarta
                         80 Jl. Inman Bonjol
                         Jakarta 10310
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         New Century House                               Frankfurt
                         Mayor Street Lower
                         International Financial Services Centre
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Intesa Sanpaolo S.p.A.                          J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*IVORY COAST*            Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         1st Floor                                       Western Amman
                         5th Circle
                         Western Amman
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                         43 Dostyk Avenue                                Almaty
                         Almaty 050010
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KUWAIT                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         G/1/2 Floors                                    Safat
                         Kharafi Tower, Qibla Area
                         Osama Bin Munkez Street
                         Safat 13017
                         KUWAIT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Balasta dambis 1a                               Riga
                         Riga, LV-1048
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                AB SEB Bankas                                   AB SEB Bankas
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         HSBC Centre                                     Port Louis
                         18 Cybercity
                         Ebene
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  Banco Santander, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Societe Generale Marocaine de Banques           Attijariwafa Bank S.A.
                         55 Boulevard Abdelmoumen                        Casablanca
                         Casablanca 20100
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   The Standard Bank of South Africa Limited
                         Mutual Platz                                    Johannesburg
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NIGERIA                  Stanbic IBTC Bank Plc                           The Standard Bank of South Africa Limited
                         IBTC place                                      Johannesburg
                         Walter carrington Crescent
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   Nordea Bank Norge ASA                           Nordea Bank Norge ASA
                         Essendropsgate 7                                Oslo
                         P.O. Box 1166
                         NO-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         Bait Al Falaj Main Office                       Ruwi
                         Ruwi PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Standard Chartered Bank (Pakistan) Limited      Standard Chartered Bank (Pakistan) Limited
                         P.O. Box 4896                                   Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PANAMA                   HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                         Plaza HSBC Building, 9th Floor                  Panama City
                         Aquilino de la Guardia Street and 47th Street
                         Panama City
                         PANAMA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Av Canaval y Moreryra 480 Piso 4                Lima
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         12/F, The Enterprise Center, Tower 1            Manila
                         6766 Ayala Avenue Corner Paseo de Roxas
                         Makati City, Manila 1226
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 BRE Bank S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
QATAR                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         810 Abdulla Bin Jassim Street                   Doha
                         P.O. Box 57
                         Doha
                         QATAR
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         011342 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International                  JPMorgan Chase Bank, N.A.
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                         (Closed Joint Stock Company)                    New York
                         36 krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         127473 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SAUDI ARABIA             SAAB Securities Limited                         SAAB Securities Limited
                         3/F HSBC Building                               Riyadh
                         North Olaya road, Al-Murooj District
                         Riyadh 11413
                         SAUDI ARABIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SERBIA                   UniCredit Bank Srbija a.d.                      UniCredit Bank Srbija a.d.
                         Rajiceva 27-29                                  Belgrade
                         11000 Belgrade
                         SERBIA AND MONTENEGRO
------------------------ ------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                         180 Clemenceau Avenue #03-01                    Singapore
                         Haw Par Centre
                         239922
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          UniCredit Bank Slovakia a.s.                    Vseobecna uverova banka, a.s
                         Sancova 1/A                                     Bratislava
                         SK-813 33 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 UniCredit Banka Slovenija d.d.                  J.P. Morgan AG
                         Smartinska 140                                  Frankfurt
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                         1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                         Cnr Simmonds and Jeppe Streets
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                         100 KongPyung-dong ChongRo-Gu                   Seoul
                         Seoul 110-702
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Investment, S.A.                      J.P. Morgan AG
                         Ciudad Grupo Santander                          Frankfurt
                         Avenida de Cantabria, s/n
                         Edificio Ecinar, planta baja
                         Boadilla del Monte
                         28660 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                         Limited                                         Limited
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                         30-A Spaska Street                              New York
                         04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                         UKRAINE                                         Account)
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - ADX             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - DFM             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - NASDAQ Dubai    HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         Level 4, Precinct Building 4, Unit 5            New York
                         Gate District                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         P.O. Box 506553                                 Account)
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank, N.A.                       JPMorgan Chase Bank, N.A.
                         1 Tallis Street                                 London
                         London EC4Y 5AJ
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Varies by currency
                         The Depository and Clearing Centre
                         Lower Ground Floor
                         27 Leadenhall Street
                         London EC3A 1AA
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  Banco Itau Uruguay S.A.                         Banco Itau Uruguay S.A.
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         The Metropolitan, 235 dong Khoi Street          Ho Chi Minh City
                         District 1
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Plc                     Barclays Bank of Zambia Plc
                         Elunda Park, Plot 4644                          Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ZIMBABWE*               Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         Corporate centre                                Harare
                         1st Floor, Eastern Wing
                         Birmingham Road, Cnr. Paisley Road
                         Harare
                         ZIMBABWE
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------

Item 48

Series 1

Investor, A, B, C,and R Class
0.816% of first $1 billion
0.756% of next  $5 billion
0.712% of next  $15 billion
0.665% of next  $25 billion
0.638% of next  $50 billion
0.635% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.634% over     $246 billion

Institutional
0.616% of first $1 billion
0.556% of next  $5 billion
0.512% of next  $15 billion
0.465% of next  $25 billion
0.438% of next  $50 billion
0.435% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.434% over     $246 billion

Series 2

Investor, A, B, C,and R Class
0.816% of first $1 billion
0.756% of next $5 billion
0.712% of next $15 billion
0.665% of next $25 billion
0.638% of next $50 billion
0.635% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.634% over $246 billion

Institutional
0.616% of first $1 billion
0.556% of next $5 billion
0.512% of next $15 billion
0.465% of next $25 billion
0.438% of next $50 billion
0.435% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.434% over $246 billion

Series 3

Investor, A, B, C,and R Class
0.816% of first $1 billion
0.756% of next $5 billion
0.712% of next $15 billion
0.665% of next $25 billion
0.638% of next $50 billion
0.635% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.634% over $246 billion

Institutional
0.616% of first $1 billion
0.556% of next $5 billion
0.512% of next $15 billion
0.465% of next $25 billion
0.438% of next $50 billion
0.435% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.434% over $246 billion

Series 7

Investor, A, B, C,and R Class
1.166% of first $1 billion
1.106% of next $5 billion
1.062% of next $15 billion
1.015% of next $25 billion
0.988% of next $50 billion
0.985% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.984% over $246 billion

Institutional
0.966% of first $1 billion
0.906% of next $5 billion
0.862% of next $15 billion
0.815% of next $25 billion
0.788% of next $50 billion
0.785% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.784% over $246 billion

Series 8

Investor, A, B, C,and R Class
1.526% of first $1 billion
1.466% of next  $5 billion
1.422% of next  $15 billion
1.375% of next  $25 billion
1.348% of next  $50 billion
1.345% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
1.344% over     $246 billion

Institutional
1.326% of first $1 billion
1.266% of next  $5 billion
1.222% of next  $15 billion
1.175% of next  $25 billion
1.148% of next  $50 billion
1.145% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
1.144% over     $246 billion

Series 11

Investor, A, B, C,and R Class
1.296% of first $1 billion
1.236% of next $5 billion
1.192% of next $15 billion
1.145% of next $25 billion
1.118% of next $50 billion
1.115% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
1.114% over $246 billion

Institutional
1.096% of first $1 billion
1.036% of next $5 billion
0.992% of next $15 billion
0.945% of next $25 billion
0.918% of next $50 billion
0.915% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.914% over $246 billion

For period ending  6/30/2009
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     47
          Institutional Class                17

72EE)  1. Total capital gains for which record date passed during the period
          Investor Class                    87,358
          Institutional Class                  950

       2. Total capital gains for a second class of open-end company shares

           A Class                             1,115
           B Class                              8
           C Class                              52
           R Class                              8

73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class              $0.0009
          Institutional Class         $0.0279

B)     Capital gains
         Investor Class            $1.9446
         Institutional Class       $1.9446

        A Class                    $1.9446
         B Class                   $1.9446
         C Class                   $1.9446
         R Class                   $1.9446

74U.     1. Number of shares outstanding (000's omitted)

         Investor Class                48,823
         Institutional Class              559

         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                        1046
         B Class                          57
         C Class                          63
         R Class                          19

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $16.24
         Institutional Class        $16.25
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $16.13
         B Class                    $16.02
         C Class                    $16.02
         R Class                    $16.13

For period ending  6/30/2009
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               39,835
          Institutional Class          11,724
         2. Dividends for a second class of open-end company shares

         A Class                          5,403
         B Class                              1
         C Class                              12
         R Class                              6

                             -

73.     Distributions per share for which record date passed during the period:
B)       1. Dividends from net investment income
          Investor Class            $0.5318
          Institutional Class       $0.5813
          2. Dividends from a second class of open-end company shares

          A Class                   $0.4699
          B Class                   $0.2841
          C Class                   $0.2841
          R Class                   $0.4079

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              71,077
         Institutional Class         14,874
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     10,123
          B Class                         3
         C Class                         45
         R Class                         10

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $18.03
         Institutional Class        $18.04
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $18.01
         B Class                    $18.03
         C Class                    $17.99
         R Class                    $18.03

For period ending  6/30/2009
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class              30,419
          Institutional Class          7,047
         2. Dividends for a second class of open-end company shares

         A Class                        4,230
         B Class                           -
         C Class                           43
         R Class                           16

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.3412
          Institutional Class       $0.3834
          2. Dividends from a second class of open-end company shares

          A Class                   $0.2882
          B Class                   $0.1295
          C Class                   $0.1295
          R Class                   $0.2353

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              87,447
         Institutional Class         10,967
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    14,818
         B Class                         4
         C Class                       336
         R Class                       115

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $15.32
         Institutional Class        $15.33
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $15.31
         B Class                    $15.32
         C Class                    $15.22
         R Class                    $15.32

For period ending  6/30/2009
Series Number:  6

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    195
          Institutional Class               383
         2. Dividends for a second class of open-end company shares

         Advisor Class       _
  R Class                     -
                          -

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.0039
          Institutional Class       $0.0137
          2. Dividends from a second class of open-end company shares

          Advisor Class                     $0.0000
          R Class                           $0.0000

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              45,958
         Institutional Class         28,509
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class               10,025
         R Class                         66

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.00
         Institutional Class        $5.02
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $4.91
         R Class                    $4.89

For period ending  6/30/2009
Series Number:  7

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class              43
          Institutional Class         16
         2. Dividends for a second class of open-end company shares

         A Class                          1
         B Class                          -
         C Class                          -
         R Class                          -

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.0327
          Institutional Class      $0.0468
          2. Dividends from a second class of open-end company shares

          A Class                   $0.0150
          B Class                       -
          C Class                       -
          R Class                       -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  1,303
         Institutional Class             282
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                          51
         B Class                           3
         C Class                           7
         R Class                          53

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.01
         Institutional Class        $8.03
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $7.98
         B Class                    $7.91
         C Class                    $7.91
         R Class                    $7.92

+For period ending  6/30/2009
Series Number:  8

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                -
          Institutional Class           -
         2. Dividends for a second class of open-end company shares

         A Class                          -
         B Class                          -
         C Class                          -
         R Class                          -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 2,294
         Institutional Class            2,222
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                          10,509
         B Class                             315
         C Class                           1,827
         R Class                             101

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.01
         Institutional Class       $10.06
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $9.96
         B Class                    $9.76
         C Class                    $9.76
         R Class                    $9.89

For period ending  6/30/2009
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                      57
          Institutional Class                 37
         2. Dividends for a second class of open-end company shares

         A Class                               39
         B Class                               22
         C Class                               24
         R Class                               24

73.     Distributions per share for which record date passed during the period:
C)       1. Dividends from net investment income
          Investor Class            $0.2475
          Institutional Class       $0.2591
          2. Dividends from a second class of open-end company shares

          A Class                   $0.2331
          B Class                   $0.1896
          C Class                   $0.1896
          R Class                   $0.2186

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  294
         Institutional Class             148
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         156
         B Class                         113
         C Class                         129
         R Class                         113

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.80
         Institutional Class        $5.81
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $5.79
         B Class                    $5.77
         C Class                    $5.77
         R Class                    $5.78